SUPPLEMENT DATED OCTOBER 1, 2009

TO THE PROSPECTUS
FOR COMPASS LIFE SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT E

The Board of Trustees of the MFS Variable Insurance Trust II (the “Trust”) approved, subject to shareholder approval, the merger of MFS Capital Appreciation Portfolio into MFS Massachusetts Investors Growth Stock Portfolio. It is expected that this approval will be sought at a shareholder meeting expected to be held in November, 2009.

If shareholders approve the proposal relating to the merger of the Portfolios of the Trust then, after the close of business on December 4, 2009, all of the assets of MFS Capital Appreciation Portfolio will be transferred to MFS Massachusetts Investors Growth Stock Portfolio and shareholders of MFS Capital Appreciation Portfolio will receive shares of MFS Massachusetts Investors Growth Stock Portfolio in exchange for their shares of MFS Capital Appreciation Portfolio.

In light of the proposed merger, on or after December 2, 2009, no premium allocations and transfers may be made into the MFS Capital Appreciation Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass Life (US) Fund Merger                                                                                                                                           10/2009